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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 4, 2004




                                AEROPOSTALE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                   001-31314                31-1443880
(State or other jurisdiction     (Commission File           (IRS Employer
      of incorporation)               Number)            Identification No.)



           112 WEST 34TH STREET, 22ND FLOOR, NEW YORK, NEW YORK 10120 (Address of Principal Executive Offices, including Zip Code)



                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.     REGULATION FD DISCLOSURE.

            On August 4, 2004 Aeropostale, Inc. issued a press release announcing their July 2004 sales results. A copy of this press release is attached hereto as Exhibit 99.1.




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                                   SIGNATURES

   According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Aeropostale, Inc.




                                          /s/  Michael J. Cunningham
                                          --------------------------
                                          Michael J. Cunningham
                                          Executive Vice President - Chief
                                          Financial Officer

Dated: August 4, 2004




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